UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2017 (August 9, 2017)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2017, TerraForm Power Operating, LLC (“TerraForm Power”), a subsidiary of TerraForm Power, Inc. (the “Company”), entered into a twelfth amendment (the “Twelfth Amendment”) to its Credit and Guaranty Agreement, dated as of January 28, 2015 (as amended, the “Revolver”), with Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and as lender, and certain other lenders party to the Revolver.

The Twelfth Amendment extends the date by which TerraForm Power, LLC (“Terra LLC”) must deliver to the Administrative Agent and the other lenders party to the Revolver its financial statements and accompanying information (i) with respect to the fiscal quarter ended March 31, 2017, to the earlier of (x) August 30, 2017 and (y) the tenth business day prior to the date on which the failure to deliver such financial statements would constitute an event of default under TerraForm Power’s Indenture, dated as of January 28, 2015 (as supplemented, the “January 2015 Indenture”); (ii) with respect to the fiscal quarter ended June 30, 2017, to the earlier of (x) September 30, 2017 and (y) the tenth business day prior to the date on which the failure to deliver such financial statements would constitute an event of default under the January 2015 Indenture; and (iii) with respect to the fiscal quarter ending September 30, 2017, to the earlier of (x) December 15, 2017 and (y) the tenth business day prior to the date on which the failure to deliver such financial statements would constitute an event of default under the January 2015 Indenture.

In addition, the Administrative Agent and Requisite Lenders (as defined in the Revolver) waived all Defaults or Events of Default (in each case, as defined in the Revolver) existing as of or prior to the effective date of the Twelfth Amendment, and the consequences thereof, in connection with a failure to comply with the covenants in the Revolver requiring Terra LLC to deliver to the Administrative Agent and the other lenders party to the Revolver its financial statements and accompanying information with respect to the fiscal quarter ended March 31, 2017.

Under the terms of the Twelfth Amendment, TerraForm Power agreed to permanently reduce the amount of Revolving Commitments (as defined in the Revolver) available under the Revolver by $50 million as of the effective date of the Twelfth Amendment. After giving effect to this reduction in the Revolving Commitments, the total borrowing capacity of TerraForm Power under the Revolver will equal $520.0 million.

The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the Twelfth Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 10, 2017, the Company received a notification letter from a Senior Director of Nasdaq Listing Qualifications (the “Notification Letter”). The Notification Letter stated that because the Company has not yet filed its Form 10-Q for the period ended June 30, 2017, this serves as an additional basis for delisting the Company’s securities from the Nasdaq Stock Market under Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission (the “SEC”).

As previously disclosed, on June 29, 2017, a Nasdaq Hearings Panel granted the Company further extensions to regain compliance with Nasdaq’s continued listing requirements. Under these extensions, the Company’s Class A common stock will remain listed on the Nasdaq Stock Market, subject to the requirement that the Company’s Form 10-K for the year ended December 31, 2016 be filed with the SEC by July 24, 2017, its annual meeting of stockholders be held by August 24, 2017, its Form 10-Q for the first quarter of 2017 be filed with the SEC by August 30, 2017 and its Form 10-Q for the second quarter of 2017 be filed with the SEC by September 30, 2017. The Company filed its Form 10-K for the year ended December 31, 2016 on July 21, 2017 and, as discussed in more detail below, the Company held its annual meeting of stockholders on August 10, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On August 9, 2017, Mr. Thomas Studebaker resigned as Chief Operating Officer of the Company and Mr. David Rawden resigned as Interim Chief Accounting Officer of the Company.

Messrs. Studebaker and Rawden had been appointed as officers of the Company, effective July 7, 2016, as part of the Company’s engagement of AP Services, LLC, a subsidiary of AlixPartners, LLP, for certain consulting services. Their resignations were in connection with the Company’s winding down of its engagement of AP Services, LLC and were not the result, in whole or in part, of any disagreement between Messrs. Studebaker or Rawden and the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 10, 2017, the Company held its annual meeting of stockholders for 2017 (the “2017 Annual Meeting”). Set forth below is a brief description of each matter voted upon at the 2017 Annual Meeting and the voting results with respect to each matter.

1.     The Election of Directors:

Director	For	Withheld	Broker Non-Votes
Peter Blackmore	520,548,772	22,340,021	0
Christopher Compton	532,628,541	10,260,252	0
Hanif “Wally” Dahya	531,721,965	11,166,828	0
Christian S. Fong	532,817,671	10,071,122	0
Kerri L. Fox	532,821,466	10,067,327	0
Edward “Ned” Hall	532,590,962	10,297,831	0
David Pauker	532,694,313	10,194,480	0
Marc S. Rosenberg	532,819,054	10,069,739	0
John F. Stark	532,626,542	10,262,251	0

2.    The Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2017:

For
542,866,855	20,564	1,374	0

3.    Advisory Approval of the Compensation Paid to the Company’s Named Executive Officers:

For
532,433,956	10,427,424	27,413	0

4.    Advisory Vote on the Frequency of Advisory Votes on Compensation Paid to the Company’s Named Executive Officers:

1 Year				Broker Non-Votes
533,287,876	3,907	3,585,110	6,011,900	0

Pursuant to the foregoing votes, (i) each of Ms. Fox and Messrs. Blackmore, Compton, Dahya, Fong, Hall, Pauker, Rosenberg and Stark was elected to serve as a director for a one-year term or until his or her successor is duly elected or qualified and (ii) the selection of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 was ratified. The Company’s stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers and recommended, by non-binding advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every one year.

Item 7.01 Regulation FD Disclosure.

On August 11, 2017, the Company issued a press release announcing the receipt of the Notification Letter from a Senior Director of Nasdaq Listing Qualifications (the “Nasdaq Press Release”). A copy of the Nasdaq Press Release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the Nasdaq Press Release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the Nasdaq Press Release attached as an exhibit hereto, this Form 8-K and the Nasdaq Press Release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the Nasdaq Press Release regarding these forward-looking statements.

Item 8.01 Other Events.

On August 11, 2017, the Company issued a press release (the “Consent Solicitation Press Release”) announcing the successful completion by TerraForm Power of TerraForm Power’s solicitation of consents from the holders of TerraForm Power’s 5.875% Senior Notes due 2023 (the “2023 Notes”) and TerraForm Power’s 6.125% Senior Notes due 2025 (the “2025 Notes”) to obtain waivers (collectively, the “Waiver”) relating to the requirement to make an offer to repurchase the 2023 Notes and the 2025 Notes, as applicable, upon the occurrence of a change of control as defined in the January 2015 Indenture with respect to the 2023 Notes, and the indenture dated as of July 17, 2015 (as supplemented, the “July 2015 Indenture” and, together with the January 2015 Indenture, the “Indentures”) with respect to the 2025 Notes, in each case among TerraForm Power, as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee, and to effectuate certain amendments to the Indentures.

Under the terms of the Waiver, TerraForm Power will not be required to make an offer to repurchase the 2023 Notes or the 2025 Notes, as applicable, upon the occurrence of a change of control that may occur as a result of the transactions (collectively, the “Brookfield Sponsorship Transaction”) contemplated by the Merger and Sponsorship Transaction Agreement, dated as of March 6, 2017, by and among the Company, Orion US Holdings 1 L.P. and BRE TERP Holdings Inc., as may be amended, supplemented or modified from time to time (the “Merger Agreement”), and the Ancillary Agreements (as defined in the Merger Agreement).

In addition to the Waiver, TerraForm Power also received consents to effect, on the closing date of the Brookfield Sponsorship Transaction, certain amendments to the Indentures, conditioned upon the occurrence of the Effective Time (as defined in the Merger Agreement). The amendments would amend the definition of “Permitted Holder” under the Indentures (which is, in turn, referred to in the definition of “Change of Control” under the Indentures) to replace the references to “the Sponsor” therein with “Brookfield Asset Management Inc. (or its successors and assigns).”

A copy of the Consent Solicitation Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Twelfth Amendment to Credit and Guaranty Agreement, dated August 10, 2017
99.1*	Press Release, dated August 11, 2017, titled “TerraForm Power Announces Receipt of Nasdaq Letter”
99.2	Press Release, dated August 11, 2017, titled “TerraForm Power Operating, LLC Announces Completion of Consent Solicitation”

*Exhibit furnished and not filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: August 11, 2017	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary Officer

Exhibit Index

Exhibit No.	Description
10.1	Twelfth Amendment to Credit and Guaranty Agreement, dated August 10, 2017
99.1*	Press Release, dated August 11, 2017, titled “TerraForm Power Announces Receipt of Nasdaq Letter”
99.2	Press Release, dated August 11, 2017, titled “TerraForm Power Operating, LLC Announces Completion of Consent Solicitation”

*Exhibit furnished and not filed